                                                                 EXHIBIT 10.1

                               AMENDMENT NO. 4 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment No. 4") is entered into as of the 30th day of September, 1995, by and between IN HOME HEALTH, INC., a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

     FIRST:    Borrower is indebted to the Bank pursuant to the terms of a
Second Amended and Restated Credit Agreement dated March 31, 1994, as amended (the "Credit Agreement"), as evidenced by a Substitute Revolving Credit Note dated June 30, 1994, in the original principal amount of $15,000,000 (the "Revolving Note").

     SECOND:   All indebtedness of the Borrower to the Bank is secured by a
Security Agreement dated September 24, 1992, executed by the Borrower in favor of the Bank, as successor by merger to Marquette Bank Minneapolis, National Association.

     THIRD:    The Borrower and the Bank have agreed to amend certain terms and provisions of the Credit Agreement and address certain existing Events of Default, all as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this Amendment No. 3 which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. WAIVER. Borrower acknowledges that an Event of Default exists under the Credit Agreement due to the breach of Section 6.6 of the Credit Agreement as a result of making a loan to a director and officer of the Borrower. Subject to the conditions to the effectiveness of this Amendment No. 4 as set forth in paragraph 6 below, the Bank hereby waives the above-described Event of Default through and including October 31, 1995; PROVIDED, HOWEVER, that the waiver granted herein is limited to the specific Event of Default described in this paragraph and is not intended, and shall not be construed, to be a general waiver of any term or provision of the Credit Agreement or any other existing or future Default or Event of Default.


September 20, 1995

     3. CONSTRUCTION. All references in the Credit Agreement to "this Credit Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 4.

     4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment No. 4 and to grant the waiver hereunder, the Borrower hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment No. 4 and to perform its obligations under the Credit Agreement as amended hereby and that this Amendment No. 4 and all other documents executed by the Borrower in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. The Credit Agreement, as amended hereby, and the Revolving Note, shall continue to be secured by the Security Agreement, without loss of lien or priority. The Borrower further represents and warrants that it has been advised by the Bank that the Bank does not intend to renew the Revolving Credit Commitment after December 31, 1995, that the Bank intends to terminate the Revolving Credit Commitment on December 31, 1995 (unless earlier terminated in accordance with the terms of the Credit Agreement) and that the Bank will notify the beneficiaries of any letters of credit on or before December 1, 1995, that any letters of credit will not be renewed on their expiry date.

     5. EFFECTIVE DATE. This Amendment No. 4 shall become effective on the date first set forth above upon the satisfaction of each of the following conditions precedent:

          (a) WARRANTIES. Before and after giving effect to this Amendment No. 4, the representations and warranties in Section 4 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment No. 4 shall be deemed a representation that the Borrower has complied with the foregoing condition.

          (b) DEFAULTS. After giving effect to this Amendment No. 4, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment No. 4 shall be deemed a representation that the Borrower has complied with the foregoing condition.

          (c) DOCUMENTS. The following shall have been delivered to the Bank, each in form and substance satisfactory to the Bank:


September 20, 1995

               (i) AMENDMENT NO. 4. This Amendment No. 4 appropriately completed and duly executed by the Borrower.

               (ii) SECRETARY'S CERTIFICATE. A Secretary's Certificate signed by the Borrower's corporate secretary certifying that copies of the Articles of Incorporation and the Bylaws of the Borrower attached thereto are in full force and effect.

               (iii) LEGAL FEES AND EXPENSES. Payment of the legal fees and expenses of counsel for the Bank incurred in connection with the preparation, negotiation and execution of this Amendment No. 4.

     6. EXPENSES. The Borrower agrees to reimburse the Bank upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment No. 4, and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower under the Credit Agreement as amended hereby, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     7. COUNTERPARTS. This Amendment No. 4 may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     8. SEVERABILITY. Any provision of this Amendment No. 4 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     9. SUCCESSORS ENFORCEABILITY. This Amendment No. 4 shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank. Except as hereby amended, the terms and provisions of the Credit Agreement shall remain in full force and effect and the Credit Agreement is hereby ratified and confirmed in all respects.

     10. ENTIRE AGREEMENT. The Credit Agreement, as amended hereby, together with the other Loan Documents constitute the entire agreement of the parties and all other agreements, whether oral or in writing, are merged into the Credit Agreement, as amended hereby, and are superseded hereby.


September 20, 1995

     11. GOVERNING LAW. THIS AMENDMENT NO. 4 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE LAW OF CONFLICTS) OF THE STATE OF MINNESOTA, GIVING EFFECT TO LAWS APPLICABLE TO NATIONAL BANKS.

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment No. 4 to be executed by their duly authorized officers as of the date and year first above written.

                                        IN HOME HEALTH, INC.,
                                        a Minnesota corporation


                                        By /s/ MICHAEL J. KENNEDY
                                           --------------------------------
                                           Its VICE-PRESIDENT-TREASURER
                                               ----------------------------


                                        FIRST BANK NATIONAL ASSOCIATION,
                                        a national banking association


                                        By /s/ CONRAD A. KEECH
                                           --------------------------------
                                           Its VICE PRESIDENT
                                               ----------------------------





September 20, 1995

                             SECRETARY'S CERTIFICATE



     I, Kenneth J. Figge, do hereby certify that I am the duly elected and acting secretary of In Home Health, Inc. a corporation (the "Corporation") duly organized and existing under the laws of the state of Minnesota, and am keeper of the records of the Corporation.

     I further certify that the Articles of Incorporation nor the Bylaws of the Corporation have been altered, amended, modified or repealed since May 2, 1995 and the same remain in full force and effect as in existence on said date.

     WITNESS my hand as of the 22 day of September, 1995.




                                        /s/ Kenneth J. Figge
                                        -----------------------------------
                                        Secretary of said corporation

                                                                    EXHIBIT 10.1


                               AMENDMENT NO. 5 TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment No. 5") is entered into as of the 30 day of November, 1995, by and between IN HOME HEALTH, INC., a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                    RECITALS

     FIRST:    Borrower is indebted to the Bank pursuant to the terms of a
Second Amended and Restated Credit Agreement dated March 31, 1994, as amended (the "Credit Agreement"), as evidenced by a Substitute Revolving Credit Note dated June 30, 1994, in the original principal amount of $15,000,000 (the "Revolving Note").

     SECOND:   All indebtedness of the Borrower to the Bank is secured by a
Security Agreement dated September 24, 1992, executed by the Borrower in favor of the Bank, as successor by merger to Marquette Bank Minneapolis, National Association.

     THIRD:    The Borrower and the Bank have agreed to amend certain terms and provisions of the Credit Agreement and address certain existing Events of Default, all as more particularly set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:

     1. DEFINED TERMS. All capitalized terms used in this Amendment No. 5 which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. WAIVER. Borrower acknowledges that as of the date hereof, an Event of Default exists under the Credit Agreement due to the breach of Section 6.6 of the Credit Agreement as a result of making a loan to a director and officer of the Borrower. Subject to the conditions to the effectiveness of this Amendment No. 5 as set forth in paragraph 6 below, the Bank hereby waives the above-described Event of Default through and including December 29, 1995; PROVIDED, HOWEVER, that the waiver granted herein is limited to the specific Event of Default described in this paragraph and is not intended, and shall not be construed, to be a general waiver of any term or provision of the Credit Agreement or any other existing or future Default or Event of Default.


November 1, 1995

     3. CONSTRUCTION. All references in the Credit Agreement to "this Credit Agreement", "herein" and similar references shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

     4. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Amendment No. 5 and to grant the waiver hereunder, the Borrower hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment No. 5 and to perform its obligations under the Credit Agreement as amended hereby and that this Amendment No. 5 and all other documents executed by the Borrower in connection herewith constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. The Credit Agreement, as amended hereby, and the Revolving Note, shall continue to be secured by the Security Agreement, without loss of lien or priority.

     5. EFFECTIVE DATE. This Amendment No. 5 shall become effective on the date first set forth above upon the satisfaction of each of the following conditions precedent:

          (a) WARRANTIES. Before and after giving effect to this Amendment No. 5, the representations and warranties in Section 4 of the Credit Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Credit Agreement. The execution by the Borrower of this Amendment No. 5 shall be deemed a representation that the Borrower has complied with the foregoing condition.

          (b) DEFAULTS. After giving effect to this Amendment No. 5, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. The execution by the Borrower of this Amendment No. 5 shall be deemed a representation that the Borrower has complied with the foregoing condition.

          (c) DOCUMENTS . The following shall have been delivered to the Bank, each in form and substance satisfactory to the Bank:

               (i) AMENDMENT NO. 5. This Amendment No. 5 appropriately completed and duly executed by the Borrower.

               (ii) SECRETARY'S CERTIFICATE. A Secretary's Certificate signed by the Borrower's corporate secretary certifying that copies of the Articles of Incorporation and the Bylaws of the Borrower attached thereto are in full force and effect and that the Board of


November 1,  1995

          Directors has authorized the Borrower to enter into this Amendment No. 5 by all necessary corporate action.

               (iii) LEGAL FEES AND EXPENSES. Payment of the legal fees and expenses of counsel for the Bank incurred in connection with the preparation, negotiation and execution of this Amendment No. 5.

     6. EXPENSES. The Borrower agrees to reimburse the Bank upon demand for all reasonable expenses (including attorneys' fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment No. 5, and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower under the Credit Agreement as amended hereby, which obligations of the Borrower shall survive any termination of the Credit Agreement.

     7. COUNTERPARTS. This Amendment No. 5 may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     8. SEVERABILITY. Any provision of this Amendment No. 5 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     9. SUCCESSORS: ENFORCEABILITY. This Amendment No. 5 shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank. Except as hereby amended, the terms and provisions of the Credit Agreement shall remain in full force and effect and the Credit Agreement is hereby ratified and confirmed in all respects.

     10. ENTIRE AGREEMENT. The Credit Agreement, as amended hereby, together with the other Loan Documents constitute the entire agreement of the parties and all other agreements, whether oral or in writing, are merged into the Credit Agreement, as amended hereby, and are superseded hereby.

     11. GOVERNING LAW. THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE LAW OF CONFLICTS) OF THE STATE OF MINNESOTA, GIVING EFFECT TO LAWS APPLICABLE TO NATIONAL BANKS.


November 1,  1995

     IN WITNESS WHEREOF, the Borrower and the Bank have caused this Amendment No. 5 to be executed by their duty authorized officers as of the date and year first above written.


                                        IN HOME HEALTH, INC.,
                                        a Minnesota corporation


                                        By /s/ MICHAEL J. KENNEDY

                                           --------------------------------
                                           Its VICE PRESIDENT-TREASURER
                                               ----------------------------


                                        FIRST BANK NATIONAL ASSOCIATION,
                                        a national banking association


                                        By /s/ CONRAD A. KEECH
                                           --------------------------------
                                           Its VICE PRESIDENT
                                               ----------------------------



November 1, 1995

                             SECRETARY'S CERTIFICATE



     I, Kenneth J. Figge, do hereby certify that I am the duly elected and acting secretary of In Home Health, Inc. a corporation (the "Corporation") duly organized and existing under the laws of the state of Minnesota, and am keeper of the records of the Corporation.

     I further certify that, except for the amendments to the Corporation's Articles of Incorporation that are stated on the attached Exhibits A and B, the Articles of Incorporation and the Bylaws of the Corporation have not been altered, amended, modified or repealed since May 2, 1995 and the same remain in full force and effect as in existence on said date.

     I further certify that the resolutions previously adopted by the Corporation's Board of Directors with respect to the Corporation's agreements with First Bank National Association have not been amended or revoked and remain in full force and effect as of the date hereof, and that under such resolutions the undersigned as Chief Financial Officer and the Vice President - Treasurer of the Corporation are authorized to execute on behalf of the Corporation, and deliver to First Bank National Association, Amendment No. 5 to Second Amended and Restated Credit Agreement.

     WITNESS my hand as of the 30th day of November, 1995.




                                        /s/ Kenneth J. Figge
                                        -----------------------------------
                                        Secretary of said corporation

                               SECOND RESTATEMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                              IN HOME HEALTH.  INC.



     I, Kenneth J. Figge, as Secretary of In Home Health, Inc., a Minnesota corporation, do hereby certify that this Second Restatement correctly sets forth without change the existing provisions of the articles of incorporation of In Home Health, Inc. as previously amended to date, and that this Second Restatement was duly approved by the Board of Directors of In Home Health, Inc. on October 24, 1995, to wit:

                                    ARTICLE I

          The name of this corporation shall be In Home Health, Inc.

                                   ARTICLE II

          The location and address of this corporation's registered office in this state is:

                              In Home Health, Inc.
                            Carlson Center, Suite 500
                              601 Lakeshore Parkway
                            Minnetonka, MN 55305-5214

                                   ARTICLE III

          The authorized capital stock of this corporation shall consist of Forty Million (40,000,000) shares of Common Stock, par value $.01 per share, and One Million (1,000,000) shares of Preferred Stock. The Preferred Stock may be issued from time to time as shares of one or more series. Subject to the provisions hereof and the limitations prescribed by law, the Board of Directors is authorized, by adopting resolutions providing for the issuance of Preferred Stock of any particular series, to establish the number of shares of Preferred Stock to be included in each such series, and to fix the par value, designation, relative powers, preferences, rights, qualifications, limitations and restrictions thereof, including without limitation the right to create voting, dividend and liquidation preferences greater than those of Common Stock.

          In addition, as to any series of Preferred Stock which may have voting rights fixed by resolution of the Board of Directors, the Board of Directors is authorized to provide in the resolution fixing the voting rights of any series of


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


     Preferred Stock that each share of such Preferred Stock has voting rights equal to the number of shares of Common Stock into which each such share of Preferred Stock may be convertible at any time.


                                   ARTICLE IV

          Shareholders shall have no rights of cumulative voting.

                                    ARTICLE V

          Shareholders shall have no rights, preemptive or otherwise, to acquire any part of any unissued shares or other securities of this corporation or of any rights to purchase shares or other securities of this corporation before the corporation may offer them to other persons.

                                   ARTICLE VI

          The Board of Directors of this corporation shall consist of three directors or such other number of directors as shall be fixed in the manner provided in the By-laws or this corporation.

                                   ARTICLE VII

          Any action required or permitted to be taken at a meeting of the Board of Directors may be taken by written action signed by all of the directors then in office, unless the action is one which need not be approved by the shareholders, in which case such action shall be effective if signed by the number of directors that would be required to take the same action at a meeting at which all directors were present.

                                  ARTICLE VIII

          No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this
     Article VIII shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Sections 302A.559 or 80A.23 of the Minnesota Statutes, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Article VII become effective. If the Minnesota Business Corporation Act is amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Minnesota Business Corporation Act, as so amended. No amendment to or repeal of this Article VIII shall apply to, or have any effect on, the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

          IN WITNESS WHEREOF, I have hereunto subscribed my name pursuant to and authorized by the foregoing resolution this 24th day of October, 1995.



                                        /s/ Kenneth J. Figge
                                        -----------------------------------
                                          Kenneth J. Figge, Secretary of
                                           In Home Health, Inc.


STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )

     The foregoing instrument was acknowledged before me this 24th day of October, 1995, by Kenneth J. Figge, the Secretary of In Home Health, Inc., a Minnesota corporation, on behalf of the corporation.


                                        /s/ Myrna J. Florentine
                                        ------------------------------------
                                        Notary Public
                                        My Commission expires: Jan. 31, 2000
                                                               -------------

                                             [SEAL (Notary Public)]



                                       77